UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 1999


                           POWERSOFT TECHNOLOGIES INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       000-7619                93-0636333
 ----------------------------      -------------------      ------------------
 (State or other jurisdiction     (Commission File No.)    (I.R.S. Employer
  of incorporation)                                         Identification No.)


         1281 Alberni Street, Vancouver, British Columbia Canada V6E 4R4
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (604) 685-8318
               --------------------------------------------------
              (Registrant's telephone number, including area code)




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


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On January 18, 1999, the Company entered into an agreement with SAR Trading Limited ("SAR") wherein SAR agreed to buy and the Company agreed to sell all of its interests in the majority of its subsidiaries for approximately $4,838,000 in the form of the assumption of certain liabilities. In consideration of the assumption of liabilities, the Company agreed to issue two notes payable to SAR in the amounts of $1,000,000 and $3,838,000. At such time as the Company has a sufficient number of shares of common stock authorized, the $1,000,000 note will be convertible into 20,000,000 common shares of the Company and the $3,838,000 note will be convertible into shares of common stock of the Company, in minimum increments of $250,000 each, at the average 15 day trading price at the option of the Company by giving seven trading days notice in writing to SAR. SAR is owned 100% by Fai H. Chan. On June 18, 1999, the Company agreed to offset $1,365,278 due from related parties against the $3,838,000 note. This transaction essentially liquidates the operations of the Company and transfers control of the Company to SAR. The agreements with SAR were subject to shareholder approval, which was obtained on November 10, 1999. The closing of the transaction and the issuance of the notes were completed on December 9, 1999.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired:   Not applicable

(b) Pro forma financial information.

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

     o    Pro Forma  Condensed  Consolidated  Balance  Sheet as of September 30,
          1999.
     o Pro Forma Condensed Consolidated Statement of Operations for the Nine Months ended September 30, 1999
     o Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 1998

The Pro Forma Condensed Consolidated Balance Sheet of Powersoft as of September 30, 1999 reflects the financial position of the Company after giving effect to the disposition of the assets discussed Item 2 and assumes the disposition took place on September 30, 1999. The Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 assume that the disposition occurred on January 1, 1998 and are based on the operations of the Company for the year ended December 31, 1998 and the nine months ended September 30, 1999.


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


The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition only from the closing date of the disposition.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

(c)  Exhibits.


Exhibit                  Description
-------                  -----------

10.1 Agreement between the Company and SAR Trading Limited, dated January 18, 1999, incorporated by reference to Exhibit No. 10.4 to the Company's Annual Report on 10-K/A for the year ended December 31, 1998.

10.2 Assignment Agreement between the Company, SAR Trading Limited and Mr. Fai H. Chan, dated June 18, 1999, incorporated by reference to Exhibit No. 10.6 to the Company's Annual Report on 10-K/A for the year ended December 31, 1998.

10.3 Agreement to Cancel Management Contract between the Company and Heng Fung Management, Inc., dated June 18, 1999, incorporated by reference to Exhibit No. 10.7 to the Company's Annual Report on 10-K/A for the year ended December 31, 1998.

10.4 Amendment to Asset Sale Agreement between the Company and SAR Trading Limited, dated June 18, 1999, incorporated by reference to Exhibit No. 10.8 to the Company's Annual Report on 10-K/A for the year ended December 31, 1998.

10.5           $1,000,000 Convertible Promissory Note dated December 9, 1999.

10.6           $2,472,722 Convertible Promissory Note dated December 9, 1999.



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


                                    POWERSOFT TECHNOLOGIES, INC.
                           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                             (Unaudited)
                                       (United States Dollars)


                                                                      September 30,           (A)
ASSETS                                                                    1999             Pro forma
                                                                       (Unaudited)        Adjustments            Pro forma
                                                                      ------------        -----------            ---------
CURRENT ASSETS:
Cash and cash equivalents .......................................   $    22,602                 --                 22,602
Available for sale securities ...................................     1,751,950           (1,751,950)                --
Accounts receivable, trade ......................................        31,171              (31,171)                --
Prepaid and other current assets ................................        23,237                 --                 23,237
Amounts receivable from related parties .........................        21,024              (21,024)                --
                                                                    -----------          -----------          -----------
         Total current assets ...................................     1,849,984           (1,804,145)              45,839

Net property, furniture and equipment ...........................       668,846              668,846                 --
                                                                    -----------          -----------          -----------
         Total assets ...........................................   $ 2,518,830           (1,135,299)              45,839
                                                                    ===========          ===========          ===========
LIABILITIES AND STOCKHOLDERS' DEFICIT:

CURRENT LIABILITIES

Convertible loans ...............................................             0            3,472,722            3,472,722
Mortgage loan payable, current portion ..........................       115,936             (115,936)                --
Accounts payable and accrued expenses ...........................       129,852             (129,852)                --
Amounts payable to related party ................................     2,679,588           (2,679,588)                --
Margin loan payable .............................................     3,060,771           (3,060,771)                --
                                                                    -----------          -----------          -----------
         Total current liabilities ..............................     5,986,147           (2,513,425)           3,472,722
                                                                    -----------          -----------          -----------
Mortgage loans payable, net of current portion ..................       718,287             (718,287)                --
                                                                    -----------          -----------          -----------
         Total liabilities ......................................     6,704,434           (3,231,712)           3,472,722
                                                                    -----------          -----------          -----------
         Total stockholders' deficit ............................    (4,185,604)             758,721           (3,426,883)
                                                                    -----------          -----------          -----------
         Total liabilities and stockholders' deficit ............   $ 2,518,830           (2,472,991)              45,839
                                                                    ===========          ===========          ===========

(A) Represents elimination of the subsidiary assets and liabilities sold to SAR Trading Ltd.


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



                                    POWERSOFT TECHNOLOGIES, INC.
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                             (Unaudited)
                                       (United States Dollars)


                                                                    Nine months
                                                                       ended                (A)
                                                                   September 30,         Pro forma
                                                                       1999             Adjustments            Pro forma
                                                                   ------------         -----------            ---------
                                                                    (Unaudited)
Revenues:
    Rental income ............................................   $    250,136               (25,136)                 --
    Investment income (expense) ..............................            772                  --                     772
    Other Income .............................................          4,894                (4,894)                 --
                                                                 ------------          ------------          ------------
       Total revenue .........................................        255,802              (255,030)                  772
Expenses:
    Depreciation .............................................         29,391               (29,391)                 --
    Legal and professional fees ..............................         55,560                  --                  55,560
    Consulting fees paid to a related company ................        375,000              (375,000)                 --
    Interest expense .........................................        324,579              (324,579)                 --
    Land lease ...............................................         56,314               (56,314)                 --
    Rental estate management fees ............................         15,973               (15,973)                 --
    Utilities ................................................          9,510                (9,510)                 --
    Other operating and administrative expenses ..............        106,468              (102,419)                4,049
                                                                 ------------          ------------          ------------
       Total expenses ........................................        972,795              (913,186)               59,609
                                                                 ------------          ------------          ------------
Net income (loss) ............................................       (716,993)              658,156               (58,837)

Other comprehensive income (loss), net of tax:
     Foreign exchange gain (loss) ............................         (3,063)                3,063                  --
     Unrealized gain (loss) on available for sale
           securities ........................................      1,312,660            (1,312,660)                 --
                                                                 ------------          ------------          ------------
Comprehensive income (loss) ..................................   $    592,604              (651,441)              (58,837)
                                                                 ============          ============          ============
Earnings (loss) per share, basic and diluted .................   $      (0.05)                0.042                (0.004)
                                                                 ============          ============          ============
Weighted average number of shares outstanding ................     15,559,542            15,559,542            15,559,542
                                                                 ============          ============          ============

(A) Represents the elimination of the results of operations for the subsidiaries sold for the nine months ended September 30, 1999.


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

                                    POWERSOFT TECHNOLOGIES, INC.
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                       (United States Dollars)


                                                                    Year ended                (A)
                                                                   December 31,            Pro forma
                                                                       1998               adjustments           Pro forma
                                                                   -----------            -----------           ---------
Revenues
    Rental income .............................................  $    307,327              (307,327)                 --
    Investment income (expense) ...............................         1,011                  (775)                  236
    Other Income ..............................................        12,292                (4,792)                7,500
                                                                 ------------          ------------          ------------
       Total revenue ..........................................       320,630              (319,619)                7,736
Expenses:
    Depreciation ..............................................        35,186               (35,186)                 --
    Legal and professional fees ...............................        31,620                  --                  31,620
    Consulting fees ...........................................        62,500                  --                  62,500
    Consulting fees paid to a related company .................       500,000              (500,000)                 --
    Interest expense ..........................................       492,804              (492,804)                 --
    Land lease ................................................        71,115               (71,115)                 --
    Rental estate management fees .............................        21,625                (7,375)               14,250
    Utilities .................................................        47,806               (47,806)                 --
    Other operating and administrative expenses ...............       135,107              (103,061)               32,046
                                                                 ------------          ------------          ------------
       Total expenses .........................................     1,397,763            (1,257,347)              140,416
                                                                 ------------          ------------          ------------
Net income (loss) .............................................    (1,077,133)              937,728              (132,680)

Other comprehensive income (loss), net of tax:
     Foreign exchange gain (loss) .............................        16,901               (16,901)                 --
     Unrealized gain (loss) on available for sale
           securities .........................................    (1,048,813)            1,048,813                  --
                                                                 ------------          ------------          ------------
Comprehensive income (loss) ...................................  $ (2,109,045)            1,969,640              (132,680)
                                                                 ============          ============          ============
Earnings (loss) per share, basic and diluted ..................  $      (0.07)                0.060                (0.009)
                                                                 ============          ============          ============
Weighted average number of shares outstanding .................    15,559,542            15,559,542            15,559,542
                                                                 ============          ============          ============

(A)  Represents   the   elimination   of  the  results  of  operations  for  the
     subsidiaries sold for the year ended December 31, 1998.



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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           POWERSOFT TECHNOLOGIES INC.




Dated:  December 9, 1999                   By: /s/ Robert H. Trapp
                                               --------------------------------
                                               Robert H. Trapp
                                               Secretary and Treasurer










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